Lehman Brothers Financial Services Conference 12 September 2007 New York City Exhibit 99.1

Forward-Looking Statements
This presentation contains statements regarding the projected performance of
Zions Bancorporation.  These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act.  Actual
results or achievements may differ materially from the projections provided in this presentation since such projections involve significant known and unknown risks and uncertainties.  Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which
Zions Bancorporation conducts their operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; legislation or regulatory changes, which adversely affect the ability of the company to conduct the business in which the company would be engaged;
delays in adoption of digital certificates for online services. Zions
Bancorporation disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Mid-Quarter Update Overview

The Intermountain West’s Largest Banking Company Over 500 Offices and 600 ATMs in 10 Western States NASDAQ Financial 100 Index S&P 500 Index Total Assets of $49 Billion

Our Growth Engine
Population Growth Estimates from US Census (2000-2030)
114%
108%
60%
56%
52%
51%
46%
41%
37%
35%
29%
0%
20%
40%
60%
80%
100%
120%
NV AZ TX UT ID ZION WA OR CA CO US
Growing 75%
faster than the
national average

Our Growth Engine
Projected Population Growth 2006-2011
#1 Ranking Among 40 Largest Banks
Source: Lehman Brothers
14.2%
12.5%
11.2%
11.0%
10.0% 10.0%
8.1%
7.8%
7.2%
3.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%

A Collection of Great Banks
Headquarters Offices ATMs
Assets Deposits
Salt Lake City 133 166 $15.1B $10.8B
San Diego 91 103 $10.3B $8.2B
Houston 80 129 $10.0B $6.9B
Phoenix 88 73 $5.4B $4.3B
Las Vegas 73 80 $3.9B $3.4B
Denver 40 47 $2.4B $1.7B
Seattle 1 0 $0.8B $0.5B
Portland 1 0 $0.03B $0.01B
1Q 2007 Average Balances

Long-Term Growth
Source: SNL
Net Income (millions)
$583
$0
$100
$200
$300
$400
$500
$600
$700
Total Assets (millions)
$46,970
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000

Per Share Growth Source: SNL Revenue per Share (diluted) $21.44 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Earnings Per Share (diluted) $5.36 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Mid-Quarter Update Overview

Loan Portfolio Diversification
Loans by Purpose – 6/30/2007
C&I
26%
Owner Occ
20%
CRE Term
14%
Consumer 1-4
Family
11%
Other Consumer
7%
Slice 8
0%
Residential
Construction
13%
Comm
Construction
9%
C&I
46%
Consumer
18%
CRE
36%

Strong Asset Quality
• Direct exposure to subprime & Alt-A
mortgages.…………………………………… $0
• Securities backed by subprime
mortgages……….…………………………… $0
• HECL………………………………..……. $1.9B
– Avg FICO at origination 752
– Avg FICO today 757
– Avg LTV at origination 60.6%
On-Balance Sheet Amounts of Selected Asset Classes

Diversified CRE Portfolio
Loans by Product Type and Location – 6/30/07
Average LTV: 59.5%
(6/30/2007)
Collateral Location Arizona
Northern
California
Southern
California Nevada Colorado Texas Utah/ Idaho
Washington/
Oregon Other Total
Product as % Product as %
Loan Type Total CRE
Commercial Term
Industrial 0.62% 0.35% 1.41% 0.03% 0.06% 0.25% 0.08% 0.16% 0.26% 3.23% 7.9% 3.2%
Office 0.84% 0.62% 1.85% 1.53% 1.12% 1.88% 1.44% 0.27% 1.70% 11.26% 27.7% 11.3%
Retail 0.59% 0.55% 1.51% 1.37% 0.21% 0.90% 0.27% 0.14% 0.20% 5.73% 14.1% 5.7%
Hotel/Motel 0.93% 0.41% 0.71% 0.64% 0.60% 0.46% 0.98% 0.15% 2.46% 7.33% 18.0% 7.3%
A&D 0.00% 0.03% 0.14% 0.02% 0.00% 0.00% 0.00% 0.05% 0.00% 0.24% 0.6% 0.2%
Medical 0.02% 0.11% 0.25% 0.16% 0.02% 0.08% 0.11% 0.01% 0.03% 0.79% 1.9% 0.8%
Recreation/Restaurant 0.12% 0.04% 0.26% 0.10% 0.12% 0.10% 0.07% 0.01% 0.25% 1.08% 2.6% 1.1%
Multifamily 0.19% 0.40% 1.15% 0.36% 0.00% 0.74% 0.50% 0.04% 0.35% 3.94% 9.7% 3.9%
Other 0.99% 0.19% 1.54% 0.64% 0.44% 0.21% 1.86% 0.06% 1.20% 7.13% 17.5% 7.1%
Total Commercial Term 4.30% 2.70% 8.82% 4.86% 2.58% 4.62% 5.31% 0.87% 6.44% 40.72% 100.0% 40.7%
Residential Construction
Single Family Housing 4.02% 1.07% 3.50% 0.71% 0.83% 2.29% 2.14% 0.01% 0.36% 14.92% 25.2% 14.9%
Land Acquisition & Development 4.65% 0.80% 2.42% 1.86% 0.68% 3.90% 2.78% 0.20% 1.70% 18.99% 32.0% 19.0%
Total Residential Construction 8.66% 1.87% 5.92% 2.57% 1.51% 6.19% 4.91% 0.21% 2.06% 33.91% 57.2% 33.9%
Commercial Construction
Industrial 0.35% 0.00% 0.20% 0.04% 0.09% 0.70% 0.07% 0.04% 0.14% 1.62% 2.7% 1.6%
Office 0.52% 0.02% 0.41% 0.65% 0.04% 0.35% 0.33% 0.14% 0.22% 2.70% 4.5% 2.7%
Retail 0.65% 0.00% 0.41% 1.35% 0.19% 2.35% 0.57% 0.07% 0.90% 6.48% 10.9% 6.5%
Hotel/Motel 0.19% 0.02% 0.09% 0.00% 0.07% 0.02% 0.20% 0.00% 0.15% 0.74% 1.2% 0.7%
A&D 1.44% 0.24% 0.44% 2.25% 0.26% 1.65% 0.58% 0.10% 0.58% 7.54% 12.7% 7.5%
Medical 0.12% 0.00% 0.05% 0.06% 0.01% 0.33% 0.22% 0.00% 0.09% 0.87% 1.5% 0.9%
Recreation/Restaurant 0.03% 0.00% 0.01% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.06% 0.1% 0.1%
Other 0.17% 0.00% 0.27% 0.09% 0.05% 0.04% 0.10% 0.08% 0.30% 1.09% 1.8% 1.1%
Apartments 0.43% 0.29% 0.69% 0.14% 0.27% 1.58% 0.24% 0.28% 0.36% 4.29% 7.2% 4.3%
Total Commercial Construction 3.90% 0.56% 2.56% 4.59% 0.97% 7.02% 2.30% 0.71% 2.75% 25.37% 42.8% 25.4%
TOTAL CONSTRUCTION 12.57% 2.43% 8.48% 7.16% 2.48% 13.20% 7.22% 0.93% 4.81% 59.28% 100.0% 59.3%
TOTAL CRE 16.86% 5.13% 17.30% 12.02% 5.06% 17.83% 12.52% 1.80% 11.25% 100.00%

CRE Loan-to-Value Ratios
By Product Type and Location
6/30/07
Appraisals as of loan origination, or renewal (in a
declining market), or upon adverse classification
Collateral Location
Amegy Bank of
Texas
(ABT)
California Bank
& Trust
(CB&T)
Commerce Bank
of Oregon
(CBO)
Commerce Bank
of Washington
(CBW)
National Bank of
Arizona
(NBA)
Nevada State
Bank
(NSB)
Vectra Bank of
Colorado
(VBC)
Zions Bank
(ZFNB)
Zions
Bancorporation
Commercial Term
Hotel/Entertainment/Golf Course 61.7% 49.2% 75.0% 55.0% 51.3% 56.0% 52.8% 53.0%
Industrial 74.2% 54.1% 59.9% 55.5% 60.8% 69.1% 62.9% 57.3%
Medical 66.0% 54.5% 51.0% 54.4%
54.5%
Multi-family 66.8% 64.9% 65.0% 58.8% 68.8% 45.7% 64.1% 64.5%
Office 61.1% 62.2% 70.3% 65.0% 62.8% 59.3% 61.8% 61.9%
Other 43.6% 53.5% 51.2% 51.6% 50.7% 59.9% 53.3%
52.8%
Retail 73.0% 54.1% 69.0% 63.7% 56.1% 67.1% 68.0% 37.5% 60.9%
Total Commercial Term 65.7% 57.0% 69.0% 62.8% 55.9% 61.2% 58.7% 55.4% 58.2%
Residential Construction
Land Acquisition & Development 55.5% 57.2% 65.0% 71.9% 47.6% 77.1% 72.0% 55.3% 55.8%
Finished Lots 50.4% 61.4% 36.3% 55.5% 50.5% 50.1%
RLOC / Borrowing Base Certificate 55.6% 53.1% 50.0% 69.3%
55.9%
Single Family Housing/Condominium 64.2% 65.0% 80.0% 63.5% 71.4% 65.4% 68.5% 65.3%
Total Residential Construction 56.1% 59.1% 65.0% 73.7% 55.9% 63.6% 60.7% 60.2% 58.6%
Commercial Construction
Land Acquisition & Development 57.5% 53.3% 73.9% 48.1% 58.4% 62.9% 61.5%
57.4%
Hotel/Entertainment/Golf Course 49.5% 63.9% 75.3% 58.1% 67.0% 63.7%
Industrial 60.1% 68.6% 59.8% 71.1% 70.8% 62.8%
Medical 61.5% 55.9% 64.8% 75.0% 81.8%
65.9%
Multi-family 50.6% 61.6% 74.6% 58.5% 67.1% 74.3% 72.3% 62.3%
Office 70.0% 63.4% 63.4% 71.6% 66.0% 67.1% 66.8%
Other 25.0% 65.6% 73.0% 61.0% 72.5% 64.8% 81.6% 63.7%
66.3%
Retail 58.5% 65.1% 59.0% 60.0% 56.1% 57.8% 67.0% 60.6%
Total Commercial Construction 57.5% 63.0% 73.0% 70.4% 58.6% 60.9% 67.5% 67.6% 61.4%
Total Construction 57.0% 60.5% 71.4% 71.1% 56.8% 61.8% 64.5% 64.1% 60.0%
Total CRE 58.2% 59.4% 70.7% 65.7% 56.6% 61.6% 62.2% 60.9% 59.5%

Note: Peer group defined as bank holding companies with assets > $10 billion.
Peer data source: FFIEC
Strong Asset Quality
Relative to Peers
Non-Performing Assets as % of Total Assets
0.20%
0.37%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
ZIONS Peers

Strong Asset Quality
Relative to Peers
Source:  SNL -- Peer group is defined as U.S. bank holding companies with assets > $10 billion.
0.10%
0.33%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
Zions Peers
NCOs as % of Average Total Loans (Annualized)

Credit Quality
Outlook
• Evidence of continued weakening in
residential construction activity and land
values in the Southwest
• Expect increase from historically low levels of
NPAs and NCOs
• Provision increases driven by softening of
residential real estate development

Loan Growth Outlook • Slow in CA, AZ, NV • Relatively strong in Texas and Intermountain West • Concentrated in C&I rather than CRE • Opportunities for balance sheet lenders

On Balance Sheet Investment
Securities
Available for Sale – 6-30-07 (in Billions)
.19 Residuals (from ZFNB securitizations)
$4.43
.25 Municipal Securities
.82 FNMA / FHLMC / GNMA*
.25 REIT Trust Preferred– Inv. Grade
.41 Insurance Trust Preferred – Inv. Grade
1.05 Bank Trust Preferred – Inv. Grade
$1.46 Treasuries & Agencies Purchased
* Securitized loans originated by Zions

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Mid-Quarter Update Overview

A High Net Interest Margin
2Q 2007 NIM for Selected Banks
4.89
4.53
4.05
3.76
3.67
3.56
3.46
3.44
3.27
3.22
3.17
2.79
2.59
2.35
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Source: SNL As Reported NIM for selected banks ($5-$20 Billion Market Cap or
Large Presence in the West)

4.53%
5.32%
3.39%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
ZION NIM Libor Top 50 Bank NIM Avg
Zions NIM vs. 30-Day LIBOR
A Stable Net Interest Margin
in a Volatile Environment
Source: SNL As Reported NIM (Top 50 Banks by Assets)
LIBOR is Quarter Average

NIM Outlook • Positives – Loan growth relatively strong – Higher spread between LIBOR and Fed Funds – Better loan pricing • Pressures – Weak core deposit growth – Some adverse shifting of deposit mix

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Mid-Quarter Update Overview

Lockhart Funding
Structure
• Off-balance sheet QSPE sponsored by Zions
First National Bank
• Created in 2000 to enable securitization of
SBA 504 and similar loans
• Assets: agencies and AAA-rated floating rate
securities

Lockhart Funding
Structure (cont)
• Funding: P1 / F1 commercial paper
• Multiple CP Dealers
– Zions
– Lehman Brothers
– Goldman Sachs
• Liquidity Agreement: 100% back-up liquidity
provided by Zions Bank

Lockhart Funding
Summary of Assets
$3.44B Total
$0.27B Other AAA rated, structured**
$0.23B Other AAA rated, insured
$0.32B US gov’t and agencies
$1.29B
AAA rated, MBIA insured
(small business
loans originated by Zions)*
$1.33B AAA rated bank trust preferred pools
*Subordinated tranches held by Zions on balance sheet
**One security rated Aa1 ($5.1 million)

Lockhart Funding
Assets
• AAA rated, structured includes:
– $105 million of predominantly MBS
• $32 million of  subprime exposure (originally
purchased in 2001-2004)
• $15 million of home equity loan exposure
– $81 million of REIT trust preferred

Lockhart Funding
Liquidity Agreement
• Provided by Zions Bank
• Maximum of 100% of Lockhart assets
($3.44B)
• Zions Bank buys assets from Lockhart if:
– Security downgraded below AA-
– Lockhart is unable to issue CP

Lockhart Funding
Impact if Brought On Balance Sheet
• Funding/Liquidity
– Zions has $7B of borrowing capacity at FHLB
– Assets pledgeable at Fed Discount Window
• Capital (excluding impact of mark-to-market)
– GAAP capital ratios reduced about 45bps
– Risk Based Capital ratios reduced about 15-25 bps
– Share buybacks slowed to $90 million in 3Q
• Mark-to-Market
– Mark-to-Model?
– Impact recovered over time

Lockhart Funding
Summary
• Seasoned program with high quality assets
• CP rated P1 / F1
• ABCP market remains very risk averse
• Zions affiliate banks have purchased some
Lockhart CP on some days
• Liquidity facility has not been triggered

Today’s Agenda Outlook Summary Lockhart Funding Net Interest Margin Credit Mid-Quarter Update Overview

Earnings Drivers Stock Buybacks Efficiency Ratio Net Interest Margin Credit Costs Low-Cost Deposit Growth Loan Growth 2007-2008

Lehman Brothers New York City 12 September 2007